Exhibit 99.2

To: Senior Team, Regional Directors, Managers

From: Rick and Larry

We are pleased to announce some very exciting news about our Company. As we have mentioned in the past, our Board of Directors, with the assistance of an outside advisor, has been engaged in a strategic review, including potential offers to purchase the company. We issued a press release this morning announcing that the Board of Directors has voted unanimously to support the acquisition of California Pizza Kitchen by an affiliate of private equity firm Golden Gate Capital for $18.50 per share in cash, or approximately $470 million. The Board has determined that this transaction is in the best interest of the Company’s stockholders. We also believe it will be very good for our employees, guests and partners.

Most importantly, we expect the proposed transaction will have no immediate impact on our day-to-day operations and we remain focused on our current objectives and strategy. The proposed transaction may take several months to close and we must remain focused on continuing to run the business successfully by providing great service to our guests throughout this transaction. We are excited to work with Golden Gate as we open a new chapter in the very successful history of California Pizza Kitchen.

Golden Gate Capital is a San Francisco-based private equity investment firm with a long and successful history of investing across a wide range of industries with a concentrated focus on restaurants and retailers including Macaroni Grill, On the Border, Express, J. Jill and Eddie Bauer. They recognize the strength and value of the California Pizza Kitchen brand and have expressed their support for our team and our strategy and intend to help the company continue its successful history of growth and performance.

The proposed acquisition of California Pizza Kitchen is not complete and is still subject to a successful tender offer or approval by our stockholders, regulatory approvals and other customary conditions. This news may generate attention from the media, so please direct all inquiries to Sarah Grover.

Attached you will find a copy of today’s press release. If you have any additional questions, please send them to Sarah Grover or email to cpkinfo@cpk.com. We are committed to keeping you as informed as we can, but there are obviously legal restraints in these types of transactions that may limit our ability to communicate at times. If we have the information necessary to respond to your questions and there are no legal constraints keeping us from answering your questions, we will post answers on CPKonnect.

Notice to Investors

The tender offer for the outstanding common stock of the Company referred to in this document has not yet commenced. This document is neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of the Company’s common stock will be made pursuant to an offer to purchase and related materials that an affiliate of Golden Gate Capital intends to file with the Securities and Exchange Commission. At the time the offer is commenced, an affiliate of Golden Gate Capital will file a tender offer statement on Schedule TO with the Securities and Exchange Commission, and thereafter the Company will file a solicitation/recommendation statement on Schedule 14D-9 with respect to the offer. The tender offer statement (including an offer to purchase, a related letter of transmittal and other offer documents) and the solicitation/recommendation statement will contain important information that should be read carefully and considered before any decision is made with respect to the tender offer. These materials will be sent free of charge to all stockholders of the Company when available. In addition, all of these materials (and all other materials filed by the Company with the Securities and Exchange Commission) will be available at no charge from the Securities and Exchange Commission through its website at www.sec.gov. Free copies of the offer to purchase, the related letter of transmittal and certain other offering documents may be obtained for free by directing such requests to MacKenzie Partners, Inc., 105 Madison Avenue, New York, New York 10016, Toll-Free telephone 800-322-2885. Investors and security holders may also obtain free copies of the documents filed with the Securities and Exchange Commission by the Company by contacting Investor Relations at 6053 W. Century Blvd, Suite 1100, Los Angeles, CA 90045, Phone 310-342-5000 or cpkinfo@cpk.com.

Additional Information about the Merger and Where to Find It

In connection with the potential one-step merger, the Company would file a proxy statement with the Securities and Exchange Commission. Additionally, the Company would file other relevant materials with the Securities and Exchange Commission in connection with the proposed acquisition of the Company by an affiliate of Golden Gate Capital pursuant to the terms of an Agreement and Plan of Merger by and among the Company, CPK Holdings Inc. and CPK Merger Sub Inc. The materials to be filed by the Company with the Securities and Exchange Commission may be obtained free of charge at the Securities and Exchange Commission’s web site at www.sec.gov. Free copies of the proxy statement may be obtained by directing such requests to MacKenzie Partners, Inc., 105 Madison Avenue, New York, New York 10016, Toll-Free Telephone: 800-322-2885. Investors and security holders may also obtain free copies of the proxy statement by contacting the Company’s Investor Relations Department at 6053 W. Century Blvd, Suite 1100, Los Angeles, CA 90045, telephone number 310-342-5000 or cpkinfo@cpk.com. Investors and security holders of the Company are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger.

The Company and its respective directors, executive officers and other members of their management and employees, under the Securities and Exchange Commission rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation by reading the Company’s proxy statement for its 2010 annual meeting of stockholders, the Annual Report on Form 10-K and Form 10-K/A for the fiscal year ended January 2, 2011 and the proxy statement and other relevant materials which may be filed with the Securities and Exchange Commission in connection with the merger when and if they become available. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in the proxy statement relating to the merger when it becomes available. Additional information regarding the Company’s directors and executive officers is also included in the Company’s proxy statement for its 2010 annual meeting of stockholders and is included in the Annual Report on Form 10-K and Form 10-K/A for the fiscal year ended January 2, 2011 containing Part III information.

Forward-Looking Statements

This document contains forward-looking statements relating to the potential acquisition of California Pizza Kitchen, Inc. by an affiliate of Golden Gate Capital, including the expected date of closing of the acquisition and the potential benefits of the merger. These are forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. The actual results of the acquisition could vary materially as a result of a number of factors, including: uncertainties as to how many of the Company’s stockholders will tender their stock in the offer; the possibility that competing offers will be made; and the possibility that various closing conditions for the transaction may not be satisfied or waived. Other factors that may cause actual results to differ materially include those set forth in the reports that we file from time to time with the Securities and Exchange Commission, including our annual report on Form 10-K and Form 10-K/A for the fiscal year ended January 2, 2011, and quarterly and current reports on Form 10-Q and 8-K. These forward-looking statements reflect the Company’s expectations as of the date of this document. The Company undertakes no obligation to update the information provided herein.